UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

Starwood Hotels & Resorts Worldwide, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203-964-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2012, Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) announced its financial and operating results for the quarter ended June 30, 2012. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated July 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (Registrant)

By:	/s/ Alan Schnaid
	Name:	Alan Schnaid
	Title:	Senior Vice President, Corporate Controller and Principal Accounting Officer

Date: July 26, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated July 26, 2012